UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

BERRY PLASTICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	033-75706-01	35-1813706
(State of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

101 Oakley Street Evansville, Indiana		47710
(Address of principal executive offices)		(Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Additional Guarantors

Exact Name	Jurisdiction of Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Name, Address and Telephone Number of Principal Executive Offices
Aerocon, LLC	Delaware	308935	1948748	(a	)
Berry Iowa, LLC	Delaware	308942	1382173	(a	)
Berry Plastics Design, LLC	Delaware	308962	1689708	(a	)
Berry Plastics Technical Services, Inc.	Delaware	308957	1029638	(a	)
Berry Sterling Corporation	Delaware	308954	1749681	(a	)
CPI Holding Corporation	Delaware	308934	1820303	(a	)
Knight Plastics, Inc.	Delaware	308935	2056610	(a	)
Packerware Corporation	Delaware	308948	0759852	(a	)
Pescor, Inc.	Delaware	308974	3002028	(a	)
Poly-Seal, LLC	Delaware	308952	0892112	(a	)
Venture Packaging, Inc.	Delaware	308951	0368479	(a	)
Venture Packaging Midwest, Inc.	Delaware	308934	1809003	(a	)
Berry Plastics Acquisition Corporation III	Delaware	308937	1445502	(a	)
Berry Plastics Opco, Inc.	Delaware	308930	0120989	(a	)
Berry Plastics Acquisition Corporation V	Delaware	308936	4509933	(a	)
Berry Plastics Acquisition Corporation VIII	Delaware	308932	0036809	(a	)
Berry Plastics Acquisition Corporation IX	Delaware	308935	2184302	(a	)
Berry Plastics Acquisition Corporation X	Delaware	308935	2184301	(a	)
Berry Plastics Acquisition Corporation XI	Delaware	308935	2184300	(a	)
Berry Plastics Acquisition Corporation XII	Delaware	308935	2184299	(a	)
Berry Plastics Acquisition Corporation XIII	Delaware	308935	2184298	(a	)
Berry Plastics Acquisition Corporation XV, LLC	Delaware	308935	2184293	(a	)
Kerr Group, LLC	Delaware	308995	0898810	(a	)
Saffron Acquisition, LLC	Delaware	308994	3293114	(a	)
Setco, LLC	Delaware	308956	2374074	(a	)
Sun Coast Industries, LLC	Delaware	308959	1952968	(a	)
Cardinal Packaging, Inc.	Ohio	308934	1396561	(a	)
Covalence Specialty Adhesives LLC	Delaware	267220	4104683	(a	)
Covalence Specialty Coatings LLC	Delaware	267220	4104683	(a	)
Caplas LLC	Delaware	308920	3888603	(a	)
Caplas Neptune, LLC	Delaware	308920	5557864	(a	)
Captive Holdings, Inc.	Delaware	308920	1290475	(a	)
Captive Plastics, Inc.	New Jersey	308922	1890735	(a	)

Grafco Industries Limited Partnership	Maryland	308952	1729327	(a	)
Rollpak Acquisition Corporation	Indiana	308903	0512845	(a	)
Rollpak Corporation	Indiana	308935	1582626	(a	)
Pliant Corporation	Delaware	267343	2107725	(a	)
Pliant Corporation International	Utah	267387	0473075	(a	)
Pliant Film Products of Mexico, Inc.	Utah	267387	0500805	(a	)
Pliant Packaging of Canada, LLC	Utah	267387	0580929	(a	)
Uniplast Holdings Inc.	Delaware	267313	3999589	(a	)
Uniplast U.S., Inc.	Delaware	267304	3199066	(a	)
Superfos Packaging Inc.	Virginia	308930	1444795	(a	)

(a)	101 Oakley Street, Evansville, Indiana 47710

Item 7.01	Regulation FD Disclosure

Berry Plastics Corporation (“Berry”) announced today that it intends to issue $300 million of second priority senior secured notes due 2018 (the “Notes”). The net proceeds from the offering are intended to be used for general corporate purposes, which may include the repayment of debt, capital expenditure projects and the funding of potential future acquisitions.

The Notes will be offered to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 (the “Securities Act”). The Notes will not be registered under the Securities Act. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Berry is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a Preliminary Offering Memorandum that is being disseminated in connection with the offering described above. The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT INDEX

99.1	Excerpts from Preliminary Offering Memorandum.

99.2	Press Release of Berry Plastics Corporation, dated April 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date: April 22, 2010	By:	/S/ JAMES M. KRATOCHVIL
	Name:	James M. Kratochvil
	Title:	Executive Vice President,
Chief Financial Officer, Assistant Treasurer and Secretary

EXHIBIT INDEX

99.1	Excerpts from Preliminary Offering Memorandum.

99.2	Press Release of Berry Plastics Corporation, dated April 22, 2009.

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